UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 10, 2006

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30733	41-1978822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

10700 Bren Road West
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Amendment to Agreement and Plan of Merger
Press Release

Item 1.01.   Entry into a Material Definitive Agreement.
Amendment to Merger Agreement
     On July 10, 2006, American Medical Systems Holdings, Inc. (“AMS”), Kermit Merger Corp., an indirect subsidiary of AMS (“Purchaser”), and Laserscope entered into an Amendment to the Agreement and Plan of Merger, dated June 3, 2006, by and among such parties. Under the terms of the Amendment:
•	the initial expiration date for the cash tender offer for Laserscope shares has been extended to 12:00 Midnight, Central time, on Wednesday, July 19, 2006;

•	the “Revised Minimum Condition” for the cash tender offer has been amended to mean 49.9% of the outstanding (as opposed to fully diluted) shares of Laserscope’s common stock;

•	AMS and Purchaser have agreed to waive certain specified conditions to the offer with respect to facts or circumstances arising or existing during the period of time covered by the tender offer extension; and

•	AMS and Purchaser have agreed to waive certain rights to terminate the Agreement and Plan of Merger during the period of time covered by the tender offer extension and thereafter but only as to facts or circumstances arising during the extension
     A copy of the amendment and a copy of AMS’ press release announcing the extension of the tender offer have been filed as exhibits to this report and are incorporated herein by reference.
Additional Information
     The information in this report is neither an offer to purchase nor a solicitation of an offer to sell shares of Laserscope. American Medical Systems Holdings, Inc. has filed a tender offer statement with the Securities and Exchange Commission (SEC) and Laserscope has filed a solicitation/recommendation statement with respect to the offer. Laserscope shareholders are advised to read the tender offer statement regarding the acquisition of Laserscope referenced in this news release, and the related solicitation/recommendation statement. The tender offer statement and the solicitation/recommendation statement contain important information that should be read carefully before any decision is made with respect the offer. These documents will be made available to all shareholders of Laserscope at no expense to them. These documents will also be available at no charge on the SEC’s web site at www.sec.gov. Shareholders may also obtain copies of these documents without charge by requesting them from Laserscope, Inc. in writing at 3070 Orchard Drive, San Jose, CA 95134-2011, or by phone at (408)-943-0636.

Item 9.01.   Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit No.	Description

2.1	Amendment, dated July 10, 2006, to Agreement and Plan of Merger, dated June 3, 2006, by and among Laserscope, American Medical Systems Holdings, Inc. and Kermit Merger Corp.

99.1	Press Release dated July 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

Dated: July 11, 2006	By	/s/ Carmen L. Diersen

Carmen L. Diersen Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Amendment, dated July 10, 2006, to Agreement and Plan of Merger, dated June 3, 2006, by and among Laserscope, American Medical Systems Holdings, Inc. and Kermit Merger Corp. (filed herewith)

99.1	Press Release dated July 11, 2006 (filed herewith).

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